EXHIBIT 10.2C
                                                                   -------------

                            PACIFIC BIOMETRICS, INC.

                    -- RESTRICTED STOCK PURCHASE AGREEMENT --
                                                                  No. __________

         This Restricted Stock Purchase Agreement ("Agreement") is made and entered into as of the date of award set forth below ("Date of Award") by and between Pacific Biometrics, Inc., a Delaware corporation ("Company"), and the participant named below ("Participant"). Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Company's 2005 Stock Incentive Plan ("Plan"). A copy of the Plan has been provided to Participant.

         Participant's Name:
                                            ----------------------------------

         Participant's Address:
                                            ----------------------------------

                                            ----------------------------------

         Total Number of Shares:
                                            ----------------------------------

         Purchase Price per Share:
                                            ----------------------------------

         Date of Award:
                                            ----------------------------------

         Vesting Commencement Date:
                                            ----------------------------------

         1. Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Participant and Participant agrees to purchase from the Company at the Closing (as defined below) the total number of shares of Common Stock of the Company set forth above ("Shares") at the purchase price per share set forth above ("Purchase Price"). All references to the number of Shares and the Purchase Price of the Shares in this Agreement shall be adjusted to reflect any stock split, stock dividend or other similar change in the Shares which may be made after the date of this Agreement.

         2.       Closing.

                  (a) The purchase and sale of the Shares shall occur at a closing (the "Closing") to be held on the date first set forth above, or at any other time mutually agreed upon by the Company and Participant. The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. At the Closing, Participant shall deliver the aggregate Purchase Price set forth above to the Company by cash or personal or cashiers' check payable to the Company, and the Company will issue, as promptly thereafter as practicable, a stock certificate, registered in the name of the Participant, reflecting the Shares. Notwithstanding the foregoing, Participant may not purchase any Shares under this Award unless such sale and issuance complies with all relevant provisions of applicable laws and regulations and the requirements of any stock exchange upon which the Company common stock is then listed.

                  (b) In addition, at Closing Participant shall execute and deliver to the Company (i) two copies of the Assignment Separate From Certificate (with the date and the number of Shares left blank) substantially in the form attached to this Agreement as Exhibit A and (ii) one copy of the Joint Escrow Instructions substantially in the form attached to this Agreement as Exhibit B.

         3.       Repurchase Option of Unvested Shares.

                  (a) In the event the Participant ceases to be an employee, consultant or director of the Company (each, a "Service Provider") for any or no reason, including without limitation, by reason of Participant's death, Disability, resignation or involuntary termination, with or without Cause, the Company shall upon the date of such termination (as reasonably fixed and determined by the Company) have the right, but not the obligation (the

"Repurchase Option"), for a period of 90 days from such date (or such longer period as may be agreed to by Participant and the Company), to repurchase any Shares which have not yet vested as of the termination date (the "Unvested Shares").

                  (b) The Company may exercise its Repurchase Option and repurchase all or any of the Unvested Shares at a price per share equal to the lesser of (x) the fair market value of the shares at the time the Repurchase Option is exercised, as determined by the Company's board of directors and (y) the Purchase Price (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Participant or, in the event of the Participant's death or disability, Participant's executor, which shall identify the number of Unvested Shares to be repurchased and shall notify Participant of the time, place and date for settlement of such purchase, which shall be scheduled by the Company within the term of the Repurchase Option. The Company shall be entitled to pay for any Unvested Shares repurchased pursuant to its Repurchase Option at the Company's option by check or by offset against any indebtedness owing to the Company by Participant, or by a combination of both. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interests therein or relating thereto and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

                  (b) The Company in its sole discretion may designate and assign one or more employees, officers, directors, stockholders, affiliates, successors or assigns of the Company or other persons or organizations to exercise all or a part of the Company's Repurchase Option to purchase all or a part of the Unvested Shares.

         4. Vesting; Release of Shares From Repurchase Option. So long as Participant's continuous status as a Service Provider has not yet terminated in each such instance, the Shares will vest and be released from the Repurchase Option in equal monthly installments over a period of 36 months from the Vesting Commencement Date.

         5. Acceleration of Vesting upon Change of Control. In the event of a Change of Control (as defined in the Plan), unless otherwise determined by the Board or Committee at the time of grant or by amendment (with the Participant's consent) all outstanding Unvested Shares shall become fully vested and released from the Repurchase Option.

         6. Investment Representations. In connection with the purchase of the Common Stock, Participant represents to the Company the following:

                  (a) Participant is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring the Shares for investment for his / her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

                  (b) Participant can properly evaluate the merits and risks of an investment in the Shares and can protect his / her own interests in this regard, whether by reason of his / her own business and financial expertise, the business and financial expertise of his / her professional advisors, or his / her preexisting business or personal relationship with the Company or any of its officers, doctors or controlling persons. Participant realizes that the purchase of the Shares involves a high degree of risk, and that the Company's future prospects are uncertain. Participant is able to hold the Shares indefinitely if required, and is able to hear the loss of his / her entire investment in the Shares.

                  (c) Participant acknowledges that unless and until the Company files a registration statement under the Securities Act with respect to the Shares, the Shares are "restricted securities" and the Shares may not be resold unless such proposed resale is registered or pursuant to an available exemption under the Securities Act. The Company is under no obligation to register the Shares or any subsequent proposed resale of the shares. The certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless such transfer is registered or such registration is not required in the opinion of counsel for the Company.

         7.       Restrictions on Transfer.

                  (a) Restrictive Legends. Participant understands and agrees that the Company shall cause the legends set forth below, or substantially equivalent legends, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by applicable state or federal securities laws:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY."

                  (b) Stop-Transfer Notices. Participant agrees that to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent.

                  (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to Participant or other transferee to whom such Shares shall have been so transferred.

                  (d) Unvested Shares. Notwithstanding anything to the contrary in this Agreement, neither any Unvested Shares nor any beneficial interest in such Unvested Shares shall be sold, gifted, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Participant.

         8. Escrow. As security for the faithful performance of this Agreement, Participant agrees to deliver, immediately upon receipt of the certificate(s) evidencing the Shares, and authorizes and directs the Company to cause the stock certificates evidencing the Shares to be delivered, to the Secretary of the Company or its designee (the "Escrow Agent"). These documents shall be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Participant set forth in Exhibit B to this Agreement, which instructions are incorporated into this Agreement by this reference, and which instructions shall also be delivered to the Escrow Agent after the Closing Date.

         9. Rights as Stockholder. Subject to the provisions of this Agreement, Participant shall exercise all rights and privileges of a stockholder of the Company with respect to the Shares from and after the date that Participant delivers a fully executed copy of this Agreement (including all exhibits and attachments hereto) and full payment for the Shares to the Company, including the right to vote the Shares, even if some or all of the Shares have not yet vested and been released from the Company's Repurchase Option. From the date of the Company's exercise of its Repurchase Option, Participant shall have no further rights as a holder of the Unvested Shares repurchased by the Company, other than the right to receive payment for the Unvested Shares so repurchased in accordance with the provisions of this Agreement.

         10. Tax Consequences. Participant has reviewed with his / her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement. Participant understands that Code Section 83 taxes as ordinary income the difference between the Purchase Price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Option. Participant understands that Participant may elect to be taxed at the time the Shares are purchased, rather than when and as the Shares vest, by filing with the IRS an election under Code Section 83(b) within 30 days from the date of purchase. THE FORM FOR MAKING THIS SECTION 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT C AND PARTICIPANT (AND NOT THE COMPANY OR ANY OF ITS AGENTS) SHALL BE SOLELY

RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS AGENTS TO MAKE THIS FILING ON PARTICIPANT'S BEHALF.

         11. Payment of Withholdings Taxes. Purchaser acknowledges that he / she is responsible for paying or providing for any applicable federal or state tax withholdings as a result of this Award. Accordingly, at the time this Award is granted, or at any time thereafter as requested by the Company, Participant hereby authorizes withholding from payroll and any other amounts payable to Participant, and Participant otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, which arise in connection with this Award. Unless the tax withholding obligations of the Company are satisfied, the Company shall have no obligation to issue a certificate for such Shares or release such Shares from any escrow provided for herein.

         12. Employment at Will; No Employment or Service Contract. Participant acknowledges and agrees that the vesting of Shares pursuant to this Agreement is earned only by continuing service as an employee, director or consultant of the Company. Neither this Award nor anything in this Agreement (including the vesting schedule) constitutes an express or implied promise of continued engagement as an employee, director or consultant, and shall not interfere with Participant's right or the Company's right to terminate Participant's relationship with the Company at any time, with or without Cause.

         13. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

         14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon the earlier of: (a) when received; (b) when delivered personally; (c) four days after deposit in the U.S. mail, first class with postage prepaid and properly addressed; (d) one business day after deposit with any return receipt express courier (prepaid); or
(e) one business day after transmission by facsimile (transmission confirmed).

         15. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. The rights granted to the Participant under this Agreement are not assignable by the Participant under any circumstances. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives and successors.

         16. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties with respect to the purchase of the Shares by the Participant and supersede all prior written or oral undertakings and agreements, including, but not limited to, any representations made during any interviews, discussions or negotiations whether written or oral.

         17. Severability. Should any provision of this Agreement be found to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable to the greatest extent permitted by law.

         18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without regard to its provisions regarding conflicts of laws.

         20. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages shall be binding originals.

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         DATED as of the Date of Award set forth above.

                                       PACIFIC BIOMETRICS, INC.



                                       By:
                                                --------------------------------
                                       Its:
                                                --------------------------------
                                       Name:
                                                --------------------------------

Acceptance by Participant:
--------------------------

Participant acknowledges receipt of a copy of the Plan. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon purchase or disposition of the Shares and that Participant should consult a tax adviser prior to any such exercise or disposition. Participant accepts this Agreement subject to all of the terms and provisions of the Plan and this Agreement.

         Date signed:
                      -------------------------------

                                                --------------------------------
                                                          (Signature)

                                                --------------------------------
                                                          (Print Name)

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                                                                       EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         For value received and pursuant to that certain Restricted Stock Purchase Agreement (the "Agreement"), the undersigned Participant hereby sells, assigns and transfers to Pacific Biometrics, Inc., a Delaware corporation ("Company"), ________________________ (__________) shares of the Common Stock of the Company, standing in the undersigned's name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ____________________________ as attorney-in-fact to transfer the said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the reacquisition of shares of Common Stock of the Company issued to the undersigned Participant pursuant to the Agreement, and only to the extent that such Shares remain subject to the Company's Repurchase Option under the Agreement.

         Dated:
                 ---------------------------


                        Participant's Signature:
                                                --------------------------------

                        Participant's Name:
                                                --------------------------------
                                                          (please print)

                                                                       EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS

___________________, 20__


Corporate Secretary
Pacific Biometrics, Inc.
220 West Harrison Street
Seattle, Washington 98119

Dear Sir/Madam:

         As Escrow Agent for both Pacific Biometrics, Inc., a Delaware corporation (the "Company"), and the undersigned recipient of stock of the Company ("Recipient"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement"), in accordance with the following instructions:

         1. In the event Recipient ceases to render services to the Company or an affiliate of the Company during the vesting period set forth in the Agreement, the Company or its assignee will give to Recipient and you a written notice specifying that the shares of stock shall be transferred to the Company. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company.

         3. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Recipient hereby irrevocably constitutes and appoints you as Recipient's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow shall terminate upon vesting of the shares or upon the earlier return of the shares to the Company. From time to time, upon written request of Recipient, duly confirmed by the Company, you will deliver to Recipient a certificate representing the shares that have vested and that have been released from the Company's repurchase option.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to Recipient and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel, including but not limited to Cairncross & Hempelmann P.S., and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:

         Company:                      Pacific Biometrics, Inc.
                                       220 West Harrison Street
                                       Seattle, Washington 98119
                                       Attn:  Chief Executive Officer

         Recipient:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------


         Escrow Agent:                 Pacific Biometrics, Inc.
                                       220 West Harrison Street
                                       Seattle, Washington 98119
                                       Attn:  Corporate Secretary

         16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Grant Notice and these Joint Escrow Instructions in whole or in part.

         Very truly yours,

PACIFIC BIOMETRICS, INC.                    RECIPIENT:


By:                                         Signature:
         ------------------------------               --------------------------
Name:
         ------------------------------
Title:                                      Name:
         ------------------------------              ---------------------------


Agreed and Accepted:

ESCROW AGENT:



By:
         ------------------------------
Name:
         ------------------------------
Title:
         ------------------------------

                                                                       EXHIBIT C

                             SECTION 83(b) ELECTION

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his or her gross income for the current taxable year, the amount of any compensation taxable to him or her in connection with his or her receipt of the property described below:

(1)      The taxpayer who performed the services is:

         Name:
              ------------------------------------------------------------------
         Address:
                  --------------------------------------------------------------

         Social Security No.:
                             ---------------------------------------------------

(2) The property with respect to which the election is made is ___________ shares ("Shares") of common stock of Pacific Biometrics, Inc. (the "Company").

(3)      The Shares were transferred to the undersigned on ______________, 20__.

(4)      The taxable year for which the election is made is the calendar year
         20__.

(5) The Shares may be repurchased by the Company, or its assignee, if for any reason taxpayer's service with the Company is terminated. The Company's repurchase right lapses with respect to a portion of the Shares over time.

(6) The fair market value of such Shares at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_________.

(7)      The amount, if any, paid for such Shares is $__________.

(8) A copy of this statement was furnished to the Company, for whom taxpayer rendered the services underlying the transfer of such property.

(9) The foregoing election may not be revoked except with the consent of the Commissioner.

Dated:   _______________, 20__.



----------------------------------         -------------------------------------
Spouse (if any)                            Taxpayer

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH THE EMPLOYEE FILES HIS OR HER FEDERAL INCOME TAX RETURNS AND MUST BE FILED WITHIN 30 DAYS AFTER THE DATE OF PURCHASE. THIS FILING SHOULD BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. THE EMPLOYEE MUST RETAIN TWO COPIES OF THE COMPLETED FORM FOR FILING WITH HIS OR HER FEDERAL AND STATE TAX RETURNS FOR THE CURRENT TAX YEAR AND AN ADDITIONAL COPY FOR HIS OR HER RECORDS.